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                         SECURITIES EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20552

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported):  August 27, 1998



                                   HEARX LTD.
            (Exact name of registrant as specified in its charter)



       DELAWARE                     0-16453             22-2748248
(State or other jurisdiction      (Commission         (IRS Employer
    or incorporation)             File Number)      Identification no.)


                             1250 NORTHPOINT PARKWAY
                         WEST PALM BEACH, FLORIDA 33407
                                (561) 478-8770
              (Address, including zip code, and telephone number
                         of principal executive offices)


                                 Not Applicable
          ------ ----------------------------------------------------
         (Former name or former address, if changed since last report)




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ITEM 5.  OTHER

            On August 27, 1998, HEARx Ltd., a Delaware corporation (the "Company"), closed an offering of its securities pursuant to Regulation D, promulgated under the Securities Act of 1933, as amended. The following summary of this transaction is qualified in its entirety by the terms of the related agreements, and by the terms of the certificate of designations, preferences and rights of the 1998 Convertible Preferred Stock of the Company, filed herewith as exhibits to this Form 8-K.

      THE OFFERING

            On August 27, 1998, the Company entered into a Securities Purchase Agreement with certain purchasers named therein (the "Purchasers"), pursuant to which the Company sold a total of 7,500 units (the "Units"), each Unit consisting of (i) one share of the Company's 1998 Convertible Preferred Stock, par value $1.00 per share (the "1998 Preferred Stock"), and (ii) a warrant to acquire 75 shares of the Company's common stock, par value $.10 per share (the "Common Stock") (the "Warrants"), pursuant to Regulation D for an aggregate purchase price of $7,500,000 (the "Offering").

            The 1998 Preferred Stock is convertible into Common Stock of the Company. Upon conversion, holders will be entitled to receive a number of shares of Common Stock determined by dividing the sum of the stated value of the 1998 Preferred Stock ($1,000 per share), plus a premium (unless the Company elects to pay that premium in cash), by a conversion price equal to the lesser of the average closing bid prices for the Common Stock during a five-day period prior to conversion, and $1.80 (subject to adjustment upon the occurrence of certain dilutive events). The premium payable upon conversion will be equal to 8% of the stated value of the 1998 Preferred Stock ($1,000 per share) from the date of issuance until one year following such date, and shall increase by 0.5% each year, commencing on the date which is one year following the date of issuance. The 1998 Preferred Stock may not be converted for the 190-day period after the closing (i.e. to February 5, 1999). The 1998 Preferred Stock may be converted by holders in accordance with these terms at any time prior to August 27, 2003, and automatically converts on such date.

            The Company has the right upon receipt of notice of conversion of any shares of the 1998 Preferred Stock to redeem shares of the 1998 Preferred Stock tendered for conversion in lieu of conversion at a price equal to 108% of its stated value plus the premium, if the closing price of the Common Stock as reported on the American Stock Exchange for the date immediately prior to the conversion date is equal to or less than $1.00 per share. The holders of the 1998 Preferred Stock have no voting power except for certain actions by the Company that might adversely affect the rights of such holders and as otherwise provided by Delaware General Corporation Law.

            The Warrants are exercisable for shares of Common Stock of the Company. Upon exercise, holders will be entitled to receive shares of Common Stock for an exercise


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price of $1.80 per share. The Warrants may not be exercised for the 60-day period after the closing (i.e., to October 26, 1998) and will expire on August 27, 2003.

            In connection with this transaction, the Company also entered into a Registration Rights Agreement with the Purchasers under which the Company is required to file a registration statement on Form S-3 by October 26, 1998, covering resales of the shares of Common Stock underlying all of the 1998 Preferred Stock and the Warrants. Under the Registration Rights Agreement, the Company may be required to make certain payments to holders of the 1998 Preferred Stock as partial damages if, among other things, the registration statement has not been declared effective by the Securities and Exchange Commission on or before December 25, 1998.

            The net proceeds to the Company after payment of closing fees is estimated to be $6,975,000. In connection with the placement of the 1998 Preferred Stock, the Company also issued to a placement agent (the "Placement Agent") and its assignees warrants to purchase an aggregate of 1,125,000 shares of Common Stock at an exercise price equal to $1.80 per share, which contain the same restrictions as the Warrants. All of the shares underlying the Placement Agent warrants must be included in the registration statement on Form S-3 being filed by the Company on or before October 26, 1998.

      USE OF PROCEEDS

            The Company intends to use the net proceeds from the Offering for working capital purposes, including the opening of new hearing care centers.

      OUTSTANDING SECURITIES OF THE COMPANY

               At August 27, 1998, there were issued and outstanding approximately (i) 100,855,550 shares of Common Stock, (ii) warrants to purchase up to 2,841,627 shares of Common Stock, (iii) options to purchase up to 5,780,354 shares of Common Stock, and (iv) 6,815 shares of 1997 Convertible Preferred Stock (for which the Company has reserved 5,802,018 shares of Common Stock for issuance upon conversion). 7,500 shares of the 1998 Preferred Stock were issued to the Purchasers in the Offering. In addition, certain employees, non-employee directors and consultants of the Company hold options to purchase shares of Common Stock. The warrants, options and convertible preferred stock may be subject to adjustment as the result of the occurrence of dilutive events.


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ITEM 7.  EXHIBITS

      The following exhibits are filed with this report:

Number         Description
------         -----------
3              Certificate of Designations, Preferences and Rights of the 1998
               Convertible Preferred Stock of the Company.

4.1 Securities Purchase Agreement, dated as of August 27, 1998 between HEARx Ltd. and each of the purchasers set forth on the signature pages thereto.

4.2 Registration Rights Agreement, dated as of August 27, 1998 between HEARx Ltd. and each of the purchasers set forth on the signature pages thereto.

4.3 Placement Agent Agreement, dated as of August 27, 1998 between HEARx Ltd. and The Zanett Securities Corporation, Claudio Guazzoni, David McCarthy, and Tony Milbank

4.4            Form of Warrant issued to Purchasers and Placement Agent.



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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          HEARx Ltd.



DATE: September 3, 1998                   By:    /s/ Paul A. Brown, MD
                                                ----------------------
                                                Paul A. Brown, MD
                                                Chairman and CEO





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                                  EXHIBIT INDEX

Number         Description
------         -----------
3              Certificate of Designations, Preferences and Rights of the 1998
               Convertible Preferred Stock of the Company.

4.1 Securities Purchase Agreement, dated as of August 27, 1998 between HEARx Ltd. and each of the purchasers set forth on the signature pages thereto.

4.2 Registration Rights Agreement, dated as of August 27, 1998 between HEARx Ltd. and each of the purchasers set forth on the signature pages thereto.

4.3 Placement Agent Agreement, dated as of August 27, 1998 between HEARx Ltd. and The Zanett Securities Corporation, Claudio Guazzoni, David McCarthy, and Tony Milbank

4.4            Form of Warrant issued to Purchasers and Placement Agent.